UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 8, 2011

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 304-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d), (e)

Resignation of Peter Maquera and Election of Gilbert Santa Maria to the Board of Directors

On March 8, 2011, Peter Maquera resigned from the Board of Directors (the “Board”) of Stream Global Services, Inc. (the “Company”). Mr. Maquera was elected to the Board in July 2010. Mr. Maquera’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Maquera’s resignation, and pursuant to and in accordance with the Stockholders Agreement, dated as of October 1, 2009, by and among the Company, Ares Corporate Opportunities Fund II, L.P., EGS Dutchco, B.V. (“EGS Dutchco”), NewBridge International Investment Ltd. (“NewBridge”), R. Scott Murray, and Trillium Capital LLC, EGS Dutchco and NewBridge designated Gilbert Santa Maria as Mr. Maquera’s replacement on the Board. On March 8, 2011, the Board elected Mr. Santa Maria to the Board to serve until the earlier of his death, resignation, removal or the next annual meeting of stockholders of the Company.

Sheila M. Flaherty’s Separation from the Company

Sheila M. Flaherty ceased serving as the Company’s Executive Vice President and Chief Legal and Administrative Officer on March 8, 2011 (the “Separation Date”). In connection with Ms. Flaherty’s separation from the Company, the Company entered into an agreement (the “Separation Agreement”) with Ms. Flaherty. The Separation Agreement provides that Ms. Flaherty will receive the following severance pay and benefits: (i) severance in the gross amount of $325,000 (an amount equal to twelve months of her base salary), and (ii) for twelve months after the Separation Date, the full cost of any medical, dental, vision, life and long-term disability insurance premiums relating to the continuation of such benefits to which Ms. Flaherty was entitled during her employment with the Company, subject to the terms and conditions set forth in the Separation Agreement. The foregoing description is qualified in its entirety by the complete text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2010 Chief Executive Officer Discretionary Bonus

On March 8, 2011, in accordance with the terms of her employment agreement with the Company, the Compensation Committee of the Board (the “Compensation Committee”) approved a discretionary cash bonus for Kathryn Marinello, the Company’s Chairman and Chief Executive Officer, in the amount of $300,000.

2010 Executive Bonuses

On March 8, 2011, the Compensation Committee approved discretionary Q4 2010 special incentive cash bonuses for certain members of the Company’s executive team, excluding the Chief Executive Officer. The named executive officers who were awarded bonuses are identified in the table below with the bonus amounts awarded to each individual set forth opposite his or her name. The Compensation Committee also determined that no payments will be made under the Company’s 2010 management incentive plan (the “2010 Plan”) because the Company did not achieve the adjusted EBITDA target for fiscal year 2010 set forth in the 2010 Plan.

Amount of Award

Robert Dechant	$65,000
EVP of Global Sales and Marketing

Dennis Lacey	$70,000
EVP and Chief Financial Officer

Sheila Flaherty	$65,000
EVP and Chief Legal and Administrative Officer

2011 Executive Retention Bonuses

On March 8, 2011, the Compensation Committee approved retention bonuses for certain members of the Company’s executive team, excluding the Company’s Chief Executive Officer. Executives who are employed by the Company at each of June 30, 2011 and December 31, 2011, as well as on the date of distribution of the bonus awards, will be paid cash bonuses equal to 20% of their respective base salaries on each such date.

The following table sets forth the retention bonus that each eligible named executive officer is entitled to receive in the event that he satisfies the eligibility requirements:

	Amount of Award at June 30, 2011	Amount of Award at December 31, 2011

Robert Dechant	$65,000	$65,000
EVP of Global Sales and Marketing

Dennis Lacey	$70,000	$70,000
EVP and Chief Financial Officer

2011 Management Incentive Plan

On March 8, 2011, the Compensation Committee adopted a 2011 Management Incentive Plan (the “2011 MIP”) for managers and above within the SG&A function, including the Company’s named executive officers. Participants are entitled to earn annual cash bonuses under the 2011 MIP. No payments under the 2011 MIP will be made unless the Company achieves a minimum of $76.5 million in adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for fiscal year 2011, as calculated pursuant to the terms of the 2011 MIP.

The amounts payable to participants under the 2011 MIP are based on a percentage of a participant’s base salary, with a target bonus for participating named executive officers of 60% (100% for the Chief Executive Officer) of such participant’s base salary. The annual target bonus amount will vary depending on the Company’s Adjusted EBITDA for fiscal year 2011, as follows:

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of at least $76.5 million, but less than $80.5 million, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 60% of such participant’s annual target bonus.

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of at least $80.5 million, but less than $84.5 million, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 80% of such participant’s annual target bonus.

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of at least $84.5 million, but less than $88.5 million, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 100% of such participant’s annual target bonus.

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of at least $88.5 million, but less than $92.5 million, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 110% of such participant’s annual target bonus.

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of at least $92.5 million, but less than $102.5 million, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 130% of such participant’s annual target bonus.

•

If the Company achieves Adjusted EBITDA for fiscal year 2011 of $102.5 million or more, a participant will be eligible to receive a certain percentage of his or her annual target bonus for each annual Company performance metric achieved, up to a maximum of 150% of such participant’s annual target bonus.

Item 9.01 Financial Statements and Exhibits.

(10)	Exhibits:

Exhibit Number	Description

10.1	Separation Agreement, dated as of March 8, 2011, by and between Sheila M. Flaherty and Stream Global Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: March 14, 2011	By:	/s/ Dennis Lacey
	Name:	Dennis Lacey
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Separation Agreement, dated as of March 8, 2011, by and between Sheila M. Flaherty and Stream Global Services, Inc.

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